Quarterly Holdings Report
for
Fidelity Advisor Freedom® 2005 Fund
June 30, 2023
AFF5-NPRT1-0823
1.818350.118
U.S. Treasury Obligations - 0.2%
	Principal Amount (a)	Value ($)
U.S. Treasury Bills, yield at date of purchase 5.19% 7/27/23 (b) (Cost $169,368)	170,000	169,431

Domestic Equity Funds - 7.4%
	Shares	Value ($)
Fidelity Advisor Series Equity Growth Fund (c)	64,765	957,223
Fidelity Advisor Series Growth Opportunities Fund (c)	59,066	676,303
Fidelity Advisor Series Small Cap Fund (c)	32,931	380,351
Fidelity Series All-Sector Equity Fund (c)	33,372	346,070
Fidelity Series Commodity Strategy Fund (c)	7,646	740,115
Fidelity Series Large Cap Stock Fund (c)	73,746	1,393,794
Fidelity Series Large Cap Value Index Fund (c)	10,297	149,002
Fidelity Series Opportunistic Insights Fund (c)	48,282	828,996
Fidelity Series Small Cap Core Fund (c)	270	2,777
Fidelity Series Small Cap Opportunities Fund (c)	36,148	465,584
Fidelity Series Stock Selector Large Cap Value Fund (c)	69,722	877,101
Fidelity Series Value Discovery Fund (c)	60,601	898,108
TOTAL DOMESTIC EQUITY FUNDS (Cost $5,895,647)		7,715,424

International Equity Funds - 13.5%
	Shares	Value ($)
Fidelity Series Canada Fund (c)	57,975	826,723
Fidelity Series Emerging Markets Fund (c)	143,513	1,192,590
Fidelity Series Emerging Markets Opportunities Fund (c)	290,674	4,926,924
Fidelity Series International Growth Fund (c)	133,204	2,188,543
Fidelity Series International Small Cap Fund (c)	35,870	582,168
Fidelity Series International Value Fund (c)	197,760	2,187,230
Fidelity Series Overseas Fund (c)	174,590	2,189,353
TOTAL INTERNATIONAL EQUITY FUNDS (Cost $10,579,961)		14,093,531

Bond Funds - 67.8%
	Shares	Value ($)
Fidelity Series 0-5 Year Inflation-Protected Bond Index Fund (c)	2,164,604	20,412,220
Fidelity Series 5+ Year Inflation-Protected Bond Index Fund (c)	30,249	238,969
Fidelity Series Emerging Markets Debt Fund (c)	73,172	541,472
Fidelity Series Emerging Markets Debt Local Currency Fund (c)	19,052	179,091
Fidelity Series Floating Rate High Income Fund (c)	11,661	104,480
Fidelity Series High Income Fund (c)	67,881	555,946
Fidelity Series International Credit Fund (c)	14,057	108,376
Fidelity Series International Developed Markets Bond Index Fund (c)	467,958	4,015,082
Fidelity Series Investment Grade Bond Fund (c)	4,071,796	40,514,368
Fidelity Series Long-Term Treasury Bond Index Fund (c)	641,811	3,863,704
Fidelity Series Real Estate Income Fund (c)	15,757	150,956
TOTAL BOND FUNDS (Cost $76,964,425)		70,684,664

Short-Term Funds - 11.1%
	Shares	Value ($)
Fidelity Cash Central Fund 5.14% (d)	134,788	134,815
Fidelity Series Government Money Market Fund 5.17% (c)(e)	9,475,150	9,475,150
Fidelity Series Short-Term Credit Fund (c)	210,539	2,023,275
TOTAL SHORT-TERM FUNDS (Cost $11,694,167)		11,633,240

TOTAL INVESTMENT IN SECURITIES - 100.0% (Cost $105,303,568)	104,296,290
NET OTHER ASSETS (LIABILITIES) - 0.0%	(34,422)
NET ASSETS - 100.0%	104,261,868

Futures Contracts
	Number of contracts	Expiration Date	Notional Amount ($)	Value ($)	Unrealized Appreciation/ (Depreciation) ($)
Purchased

Treasury Contracts
CBOT 10-Year U.S. Treasury Note Contracts (United States)	21	Sep 2023	2,357,578	(39,153)	(39,153)
CBOT 5-Year U.S. Treasury Note Contracts (United States)	24	Sep 2023	2,570,250	(39,671)	(39,671)

TOTAL PURCHASED					(78,824)

Sold

Equity Index Contracts
CME E-mini S&P 500 Index Contracts (United States)	4	Sep 2023	897,650	(14,049)	(14,049)
ICE MSCI EAFE Index Contracts (United States)	5	Sep 2023	538,875	(3,999)	(3,999)
ICE MSCI Emerging Markets Index Contracts (United States)	20	Sep 2023	997,900	10,371	10,371

TOTAL SOLD					(7,677)

TOTAL FUTURES CONTRACTS					(86,501)
The notional amount of futures purchased as a percentage of Net Assets is 4.8%
The notional amount of futures sold as a percentage of Net Assets is 2.4%

Legend

(a)	Amount is stated in United States dollars unless otherwise noted.
(b)	Security or a portion of the security was pledged to cover margin requirements for futures contracts. At period end, the value of securities pledged amounted to $169,431.
(c)	Affiliated Fund
(d)
Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements are available on the SEC's website or upon request.

(e)	The rate quoted is the annualized seven-day yield of the fund at period end.

Affiliated Central Funds

Fiscal year to date information regarding the Fund's investments in Fidelity Central Funds, including the ownership percentage, is presented below.

Affiliate	Value, beginning of period ($)	Purchases ($)	Sales Proceeds ($)	Dividend Income ($)	Realized Gain (loss) ($)	Change in Unrealized appreciation (depreciation) ($)	Value, end of period ($)	% ownership, end of period
Fidelity Cash Central Fund 5.14%	201,715	560,431	627,331	2,363	-	-	134,815	0.0%
Total	201,715	560,431	627,331	2,363	-	-	134,815

Amounts in the dividend income column in the above table include any capital gain distributions from underlying funds.

Affiliated Underlying Funds
Fiscal year to date information regarding the Fund's investments in affiliated Underlying Funds is presented below. Exchanges between classes of the same affiliated Underlying Funds may occur. If an Underlying Funds changes its name, the name presented below is the name in effect at period end.
Affiliate	Value, beginning of period ($)	Purchases ($)	Sales Proceeds ($)	Dividend Income ($)	Realized Gain (loss) ($)	Change in Unrealized appreciation (depreciation) ($)	Value, end of period ($)
Fidelity Advisor Series Equity Growth Fund	1,001,857	50,592	204,457	-	43,798	65,433	957,223
Fidelity Advisor Series Growth Opportunities Fund	708,486	35,728	157,942	-	(4,796)	94,827	676,303
Fidelity Advisor Series Small Cap Fund	395,124	32,102	61,831	-	2,790	12,166	380,351
Fidelity Series 0-5 Year Inflation-Protected Bond Index Fund	20,261,300	1,555,804	1,278,367	-	(39,568)	(86,949)	20,412,220
Fidelity Series 5+ Year Inflation-Protected Bond Index Fund	379,492	14,823	148,540	46	(18,447)	11,641	238,969
Fidelity Series All-Sector Equity Fund	362,182	18,176	67,623	-	798	32,537	346,070
Fidelity Series Canada Fund	842,093	59,200	107,287	-	13,852	18,865	826,723
Fidelity Series Commodity Strategy Fund	724,034	82,255	49,397	-	(48,860)	32,083	740,115
Fidelity Series Emerging Markets Debt Fund	536,121	37,906	36,427	8,006	(7,962)	11,834	541,472
Fidelity Series Emerging Markets Debt Local Currency Fund	181,418	9,351	17,033	-	(1,544)	6,899	179,091
Fidelity Series Emerging Markets Fund	843,051	326,182	-	-	-	23,357	1,192,590
Fidelity Series Emerging Markets Opportunities Fund	5,374,355	-	595,767	-	63,595	84,741	4,926,924
Fidelity Series Floating Rate High Income Fund	103,352	7,807	7,756	2,296	(388)	1,465	104,480
Fidelity Series Government Money Market Fund 5.17%	9,261,335	883,566	669,751	116,035	-	-	9,475,150
Fidelity Series High Income Fund	554,197	38,011	37,111	8,250	(3,201)	4,050	555,946
Fidelity Series International Credit Fund	108,538	823	-	823	-	(985)	108,376
Fidelity Series International Developed Markets Bond Index Fund	4,063,860	277,360	275,034	56,772	(29,478)	(21,626)	4,015,082
Fidelity Series International Growth Fund	2,224,950	115,719	240,864	-	54,555	34,183	2,188,543
Fidelity Series International Small Cap Fund	609,365	31,838	67,015	-	14,957	(6,977)	582,168
Fidelity Series International Value Fund	2,217,062	142,631	265,200	-	19,580	73,157	2,187,230
Fidelity Series Investment Grade Bond Fund	40,714,214	2,903,802	2,553,783	393,998	(180,328)	(369,537)	40,514,368
Fidelity Series Large Cap Stock Fund	1,449,446	74,179	228,070	-	66,785	31,454	1,393,794
Fidelity Series Large Cap Value Index Fund	152,314	9,194	18,830	-	3,023	3,301	149,002
Fidelity Series Long-Term Treasury Bond Index Fund	3,964,115	263,646	246,314	28,851	(67,700)	(50,043)	3,863,704
Fidelity Series Opportunistic Insights Fund	863,930	43,978	160,977	-	42,361	39,704	828,996
Fidelity Series Overseas Fund	2,222,927	115,719	248,683	-	34,652	64,738	2,189,353
Fidelity Series Real Estate Income Fund	173,905	13,209	37,554	2,748	(1,588)	2,984	150,956
Fidelity Series Short-Term Credit Fund	2,047,611	134,347	150,490	13,601	(2,758)	(5,435)	2,023,275
Fidelity Series Small Cap Core Fund	-	3,153	502	2	(1)	127	2,777
Fidelity Series Small Cap Opportunities Fund	484,617	31,672	75,381	-	14,254	10,422	465,584
Fidelity Series Stock Selector Large Cap Value Fund	909,544	47,469	120,297	-	8,310	32,075	877,101
Fidelity Series Value Discovery Fund	929,343	55,446	114,254	-	12,967	14,606	898,108
	104,664,138	7,415,688	8,242,537	631,428	(10,342)	165,097	103,992,044

Amounts in the dividend income column in the above table include any capital gain distributions from underlying funds.

Investment Valuation
Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. Securities transactions are accounted for as of trade date. The Board of Trustees (the Board) has designated the Fund's investment adviser as the valuation designee responsible for the fair valuation function and performing fair value determinations as needed. The investment adviser has established a Fair Value Committee (the Committee) to carry out the day-to-day fair valuation responsibilities and has adopted policies and procedures to govern the fair valuation process and the activities of the Committee. In accordance with these fair valuation policies and procedures, which have been approved by the Board, the Fund attempts to obtain prices from one or more third party pricing services or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with the policies and procedures. Factors used in determining fair value vary by investment type and may include market or investment specific events, transaction data, estimated cash flows, and market observations of comparable investments. The frequency that the fair valuation procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee manages the Fund's fair valuation practices and maintains the fair valuation policies and procedures. The Fund's investment adviser reports to the Board information regarding the fair valuation process and related material matters.

The inputs to valuation techniques used to value investments are categorized into a disclosure hierarchy consisting of three levels as shown below:

Level 1 - Unadjusted quoted prices in active markets for identical investments
Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
Level 3 - unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value investments by major category are as follows:
Debt securities, including restricted securities, are valued based on evaluated prices received from third party pricing services or from brokers who make markets in such securities. U.S. Treasury Obligations are valued by pricing services who utilize matrix pricing which considers yield or price of bonds of comparable quality, coupon, maturity and type or by broker-supplied prices. When independent prices are unavailable or unreliable, debt securities may be valued utilizing pricing methodologies which consider similar factors that would be used by third party pricing services. Debt securities are generally categorized as Level 2 in the hierarchy but may be Level 3 depending on the circumstances.

Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they are traded and are categorized as Level 1 in the hierarchy.

Investments in any open-end mutual funds are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy.

Derivative Instruments
Risk Exposures and the Use of Derivative Instruments: The Fund's investment objectives allow the Fund to enter into various types of derivative contracts. Derivatives are investments whose value is primarily derived from underlying assets, indices or reference rates and may be transacted on an exchange or over-the-counter (OTC). Derivatives may involve a future commitment to buy or sell a specified asset based on specified terms, to exchange future cash flows at periodic intervals based on a notional principal amount, or for one party to make one or more payments upon the occurrence of specified events in exchange for periodic payments from the other party.

The Fund used derivatives to increase returns, to gain exposure to certain types of assets and/or to manage exposure to certain risks as defined below. The success of any strategy involving derivatives depends on analysis of numerous economic factors, and if the strategies for investment do not work as intended, the Fund may not achieve its objectives.

The Fund's use of derivatives increased or decreased its exposure to the following risk(s):

Equity Risk - Equity risk relates to the fluctuations in the value of financial instruments as a result of changes in market prices (other than those arising from interest rate risk or foreign exchange risk), whether caused by factors specific to an individual investment, its issuer, or all factors affecting all instruments traded in a market or market segment.

Interest Rate Risk - Interest rate risk relates to the fluctuations in the value of interest-bearing securities due to changes in the prevailing levels of market interest rates.

Investing in derivatives may involve greater risks than investing in the underlying assets directly and, to varying degrees, may involve risk of loss in excess of any initial investment and collateral received. In addition, there may be the risk that the change in value of the derivative contract does not correspond to the change in value of the underlying instrument.

Futures Contracts: A futures contract is an agreement between two parties to buy or sell a specified underlying instrument for a specified price at a specified future date.

The Fund used futures contracts to manage its exposure to the stock market.

The Fund used futures contracts to manage its exposure to the bond market and fluctuations in interest rates.

Open futures contracts at period end are presented in the Schedule of Investments under the caption "Futures Contracts". The underlying face amount at value reflects each contract's exposure to the underlying instrument or index at period end. Any securities and/or cash deposited to meet initial margin requirements are identified in the Schedule of Investments.

For additional information on the Fund's significant accounting policies, please refer to the Fund's most recent semiannual or annual shareholder report.
The fund's schedule of investments as of the date on the cover of this report has not been audited. This report is provided for the general information of the fund's shareholders. For more information regarding the fund and its holdings, please see the fund's most recent prospectus and annual report.

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